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                                                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Huntington Bancshares Incorporated (the "Company") on Form 10-Q for the quarter ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. McMennamin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/  Michael J. McMennamin
                                   --------------------------------------------
                                              Michael J. McMennamin
                                              Chief Financial Officer
                                              November 14, 2002